==============================================================================


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 10, 1996


          American Express Credit Account Master Trust
                   (Issuer in respect of the
     Class A Series 1996-1 6.80% Asset Backed Certificates and Class B Series 1996-l 6.95% Asset Backed Certificates)


                 American Express Centurion Bank
          (Co-Originator of the Trust and a Transferor)
     (Exact name of registrant as specified in its charter)

       Utah                            000-20787-01         11-2869526
- ----------------------------           ------------        ---------------
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                         84047
- ----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (801) 565-5000


      American Express Receivables Financing Corporation II
          (Co-Originator of the Trust and a Transferor)
     (Exact name of registrant as specified in its charter)


       Delaware                         000-20787           13-3854638
- ----------------------------           ------------      -------------------
(State or other jurisdiction           (Commission       (IRS Employer
    of incorporation)                  File Numbers)     Identification No.)

200 Vesey Street, New York, New York                           10285
- -----------------------------------------                   ---------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473


==============================================================================

Item 5.  Other Events.

A. Merger of American Express Centurion Bank and American Express Deposit Corporation.

     The American Express Credit Account Master Trust (the "Trust") was formed pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 16, 1996, among American Express Centurion Bank ("Centurion") and American Express Receivables Financing Corporation II ("RFC II"), the co-originators (each, in such capacity, an "Originator"), as transferors (the "Transferors"), American Express Travel Related Services Company, Inc. ("TRS"), as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). Centurion was incorporated under Delaware banking laws as a limited service bank in 1985. As of July l, 1996, Centurion's business was combined by merger with that of American Express Deposit Corporation ("AEDC"), a Utah-chartered, FDIC-insured industrial loan company, that is also a subsidiary of TRS. Substantially all of the assets and liabilities of Centurion, including Centurion's rights and obligations under the Pooling and Servicing Agreement and Centurion's rights and obligations with respect to the Accounts owned by Centurion, were assumed by AEDC, which is the merger's surviving institution. AEDC was renamed as American Express Centurion Bank.

B.  Monthly Servicer's Certificate.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-l Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Agreement and the Series 1996-l Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-l Certificates will accrue from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 200l Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-l Supplement.

     The Monthly Servicer's Certificate for the July 15, 1996 Distribution Date covering the initial Monthly Period is filed as Exhibit 20.1 to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

     4.l. Pooling and Servicing Agreement, dated as of May 16, 1996, among American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as Trustee, relating to the American Express Credit Account Master Trust (incorporated by reference to
Exhibit 4.1 of Form 8-A filed by American Express Receivables Financing Corporation II on May 30, 1996, File No. 000-20787).

     4.2. Series 1996-l Supplement dated as of May 16, 1996 to Pooling and Servicing Agreement dated as of May 16, 1996 (incorporated by reference to Exhibit 4.2 of Form 8-A filed by American Express Receivables Financing Corporation II on May 30, 1996, File No. 000-20787).

     4.3. Supplemental Assumption Agreement dated as of June 27, 1996, between American Express Centurion Bank, as Assignor, and American Express Deposit Corporation, as Assignee, With Respect to the Pooling and Servicing Agreement Governing the American Express Credit Account Master Trust.

     20.1. Series 1996-1 Certificateholders' Statement for the July 15, 1996 Distribution Date and covering the initial Monthly Period.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  July 15, 1996


                                   AMERICAN EXPRESS CREDIT ACCOUNT
                                   MASTER TRUST


                                   AMERICAN EXPRESS CENTURION BANK,
                                   TRANSFEROR


                                   By:/s/ Mark Hales
                                      -------------------------------
                                      Name:  Mark Hales
                                      Title: Chief Financial Officer


                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION II, TRANSFEROR

                                   By:/s/ Leslie R. Scharfstein
                                      --------------------------------
                                      Name:  Leslie R. Scharfstein
                                      Title: President

                          EXHIBIT INDEX


Designation                  Description                                  Page

Exhibit 4.1         Pooling and Servicing Agreement, dated as of May 16,     -
                    1996, among American Express Centurion Bank and
                    American Express Receivables Financing Corporation II, as Transferors, American Express Travel Related
                    Services Company, Inc., as Servicer, and The Bank of
                    New York, as Trustee, relating to the American Express Credit Account Master Trust (incorporated by reference to Exhibit 4.1 of Form 8-A filed by American Express Receivables Financing Corporation II on May 30, 1996,
                    File No. 000-20787).

Exhibit 4.2         Series 1996-l Supplement dated as of May 16, 1996 to     -
                    Pooling and Servicing Agreement dated as of May 16,
                    1996 (incorporated by reference to Exhibit 4.2 of Form
                    8-A filed by American Express Receivables Financing Corporation II on May 30, 1996, File No. 000-20787).

Exhibit 4.3         Supplemental Assumption Agreement dated as of June 27,   6
                    1996, between American Express Centurion Bank, as Assignor, and American Express Deposit Corporation, as Assignee, With Respect to the Pooling and Servicing Agreement Governing the American Express Credit
                    Account Master Trust.

Exhibit 20.1        Series 1996-1 Certificateholders' Statement for the     12
                    July 15, 1996 Distribution Date and covering the initial Monthly Period.